MFS(R)/ SUN LIFE SERIES TRUST:

                           CAPITAL APPRECIATION SERIES

                      Supplement to the Current Prospectus

         Effective October 31, 2003, the Portfolio Manager section of the prospectus is hereby restated as follows:

         This series is managed by Gregory Locraft, an MFS Vice President who became the portfolio manager of the series effective October 31, 2003. Mr. Locraft has been employed in the MFS investment management area since 1998.



                The date of this Supplement is November 26, 2003.